UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

Item 1. Report to Stockholders.

2016 Semi-Annual Report May 31, 2016

www.tortoiseadvisors.com

Tortoise VIP MLP & Pipeline Portfolio
2016 Semi-Annual Report

Table of Contents

Letter to Shareholders	3

TVPTX: Fund Focus	5

Expense Example	8

Financial Statements	9

Notes to Financial Statements	14

Additional Information	18

Sector allocations
		Total assets
Name/Ticker	Primary focus	($ 000’s)[1]	By asset type[2]	By ownership structure[2]
Tortoise VIP MLP & Pipeline Portfolio Class II Shares (TVPTX) Inception: 4/2014	North American pipeline companies	$4,735.2

1 As of 6/30/2016
2 As of 5/31/2016

2	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Dear fellow shareholders,

The first half of the fiscal year, ending May 31, 2016, has been an exceptionally interesting time in the energy sector. Rarely have we seen two consecutive quarters with such strikingly different results. The beginning of the year was a continuation of one of the most volatile times in recent energy history, followed by a substantial recovery. After significant drops in oil prices, we saw price improvement during the second fiscal quarter ending May 31, 2016. Driving this increase in oil prices was a continued decline in North American production coupled with strong demand, supporting our thesis that U.S. production has been driving oil prices more than the influence of Organization of the Petroleum Exporting Countries (OPEC).

Along with crude oil prices, the performance of the broad S&P Energy Select Sector® Index recovered to end the first fiscal half flat, rebounding from negative double digits in the first fiscal quarter. In addition to oil producers reducing production due to the current market oversupply, global supply outages also contributed substantially to reducing supply. Energy fixed income performed slightly better than energy equities for the first fiscal half, but did not rebound as much in the second fiscal quarter.

On the geopolitical front, OPEC met in both Doha and Vienna but, as expected, the meetings were non-events and were overshadowed by supply outages in Nigeria and Canada. Nigeria, Africa’s largest oil producing nation, is having ongoing issues with militants attacking pipelines and export facilities. These disruptions brought Nigeria’s production to the lowest monthly average since the late 1980s.1 The Canadian wildfires that started at the beginning of May were eventually contained, but contributed to well over half of the supply outages that month.1

Upstream

Upstream oil and gas producers rebounded strongly during the second half of the period after double digit negative returns for the first three months, with the Tortoise North American Oil and Gas Producers Index® returning 4.9% for the six-month period ending May 31. The U.S. rig count continued to decline over the period, contributing to slowing crude oil production. Estimates show May production averaged 8.7 million barrels per day (MMbbl/d), which is less than the April 2016 level and significantly below the level reached in April 2015.1 U.S. production is estimated to average 8.6 MMbbl/d in 2016, down from an average of 9.4 MMbbl/d in 2015.1 Crude oil prices were volatile over the period, with West Texas Intermediate (WTI) opening the fiscal year at $41.65 per barrel, before dropping to a low of $26.21 on Feb. 11. From that point, oil climbed fairly steadily ending the six-month period at $49.10 per barrel.

We are encouraged to see management teams continuing to focus on increasing capital efficiency in the upstream sector. Before mid-2015, companies focused more on growth as well as exploration and production activities. More recently, many companies have turned their efforts to maximizing existing strategic assets. As such, capital expenditure budgets have continued to fall and we expect this trend to continue. As expected, we saw rising bankruptcies, especially with smaller producers that could not thrive in a low-price environment. These bankruptcies equated to a reduction in production, but we anticipate that many companies will continue to produce to some degree as they restructure. The shale oil and gas producers who recognized the potential of U.S. shale early and who acquired acreage at very low costs should still be able to prosper in the current price environment.

While we have seen a decrease in production, there has been a wide variety of results among the premier oil and gas basins. The Permian basin has flourished and remained strong while the Eagle Ford had the largest drop in production. Production in the Bakken has also declined, and production in the Marcellus remained essentially flat.

Natural gas inventories continued to be higher than average in 2016, which led to lower prices during the period. It will take time to work through the high inventories that were not depleted during the warm winter months, and the oversupply caused by increased production over the past few years. Prices opened the six-month period at $2.09 per million British thermal units (MMBtu), peaked at $2.53 on January 11, troughed at $1.49 and ended the period on May 31 exactly where prices opened. At the end of May, natural gas inventories were more than 30% higher than they were the same week last year and are expected to be at the highest levels on record in October 2016.1 Natural gas production growth is expected to rise only slightly through the rest of 2016, due to low prices and fewer rigs in operation. However, we expect to see production pick back up in 2017 as prices rise and increases in liquefied natural gas (LNGs) exports lead to expected production growth increases.1

Midstream

The midstream sector faced technical pressure during the energy market decline, which weighed heavily on performance early in the fiscal year. However, MLPs, as represented by the Tortoise MLP Index®, bounced back during the second fiscal quarter to end the six-month period on May 31 in positive territory returning 4.2%. Midstream MLPs substantially outpaced their upstream counterparts for the six-month period, though upstream MLPs performed better during the second fiscal quarter as they are more closely tied to crude oil prices. Broader pipeline companies had a nice recovery, as reflected by the 10.0% return of the Tortoise North American Pipeline Index® during the six months.

Performance within the midstream sector was positive across the majority of sub-sectors, with natural gas pipelines, local gas pipelines and crude oil pipelines outperforming other sub-sectors. This was largely due to the short-term correlation to rising commodity prices and market sentiment focusing more on underlying fundamentals. Additionally, refined product MLP and other pipeline companies continued to perform well due to strong demand in the low price environment.

Our long-term outlook for the midstream sector remains positive. MLP and other pipeline companies have shown signs of stabilization and we have seen a decrease in counterparty risk, mainly due to oil price improvements. These oil price increases have led to contracts being more in-line with producers’ ability to generate revenue, compared to the last six to eight months when producers were locked into contracts that made it nearly impossible to generate revenue, thus prompting contract renegotiations with pipeline companies. For many midstream companies, the priority centers on better capital efficiency. Companies are striving to ensure that their assets are fully optimized, which should lead to better returns for companies and ultimately investors. Growth opportunities still exist as our projection for capital investments in MLP, pipeline and related organic projects remains at approximately $120 billion for 2016 to 2018.

(unaudited)

Tortoise Capital Advisors	3

The Energy Transfer Equity L.P./Williams Companies, Inc. deal lacked resolution until after the end of the half fiscal year, and weighed on the space. The other chief concern within the midstream sector revolved around sustainability of distributions. Distribution coverage remained healthy with some even growing and cuts within the sector have not been widespread. However, we have expected some companies to cut their distributions in order to protect their credit ratings. The key issue is the ratings agencies and their threat of a downgrade of some companies from investment grade to high yield rather than a coverage outlook issue. This threat could force otherwise stable midstream companies to elect to temporarily reduce distributions in defense of their investment grade credit ratings. In our opinion, the market has already anticipated these company specific cuts.

Downstream

Energy companies in the downstream segment of the energy value chain, including refiners and petrochemical companies, have still been producing strong free cash flows at historically high levels although these levels have compressed slightly since the peak in 2015. Refiner margins, though still attractive, have continued to narrow with higher crude oil prices. While the price of ethane, a petrochemical feedstock, has increased, demand from petrochemical companies has also continued to rise, stemming from new facilities coming online. Even though the price of ethane has increased, demand for the end product has also increased, essentially neutralizing that potential headwind. The U.S. still provides some of the lowest priced ethane in the world, thus making the U.S. well positioned for exporting. Ethylene prices have tended to move in tandem with crude oil prices, so we believe prices will continue to move higher in the long-term. Power and utility companies did not participate as much in the recent rebound compared to other energy sectors since they are defensive by nature and their performance had not been impacted as greatly by lower commodity prices.

We believe that 2016 will be a milestone year for U.S. energy exports as it stands to become a relevant supplier of low-cost energy to the rest of the world. For the first time in 40 years, U.S. crude oil was exported. In early 2016, the first LNG shipment was also exported, and ethane was shipped for the first time in March.

Capital markets

Capital markets became cautiously optimistic and more constructive as the period progressed, with companies shifting their focus to operating their core assets and divesting non-strategic business activities. MLP and other pipeline companies raised nearly $22 billion in equity and debt transactions during the first fiscal half.

Exploration and production companies are continuing to raise capital, totaling nearly $23 billion for the six-month period ending May 31. There were no initial public offerings (IPOs) in the energy sector during the first half of the fiscal year. Merger and acquisition activity among MLP and other pipeline companies picked up in the second half of the period, highlighting the value of pipeline assets. Over the six-month period, announced transactions totaled over $22 billion. The largest of these was TransCanada Corporation’s acquisition of Columbia Pipeline Group, Inc. in a deal valued at approximately $12 billion.

Concluding thoughts

Coming into mid-year, it is encouraging to see improvement in the price of oil, which has helped performance across the energy value chain, particularly in the upstream segment, that is more closely tied to commodity prices. The market seemed to echo our long-term belief that midstream fundamentals remain solid, causing a significant performance bounce back in that segment of the value chain. Now that the economy has had some time to start to work off the oversupply in the market, combined with companies becoming more capital efficient, we expect that we will see more lasting improvements throughout the second half of this year and into 2017.

We anticipate that OPEC will continue to wield less influence than in recent decades. The non-events of the most recent two OPEC meetings reinforce our belief that the U.S. is becoming a significantly more relevant player in the global energy landscape. We continue to believe that 2016 will be a milestone year for U.S. energy exports, as the U.S. becomes a sustainable, long-term supplier of low-cost energy to the rest of the world.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

Investment grade is a credit rating that indicates a low risk to investors.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

[1] Energy Information Administration, June 2016

(unaudited)

4	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise VIP MLP & Pipeline Portfolio

Basic portfolio facts

Investment objective: Total return

Structure: Regulated investment company

Class II
Ticker	TVPTX
Net expense ratio(1)	1.51%

(1)	Tortoise has contractually agreed to limit total operating expenses (excluding acquired portfolio fees and expenses, brokerage commissions, leverage cost, interest, taxes and extraordinary expenses) through March 31, 2017. Reimbursed expenses may be recouped for a period of three fiscal years if such recoupment can be achieved without exceeding this expense limit.

Top ten holdings (as of May 31, 2016)

1.	Spectra Energy Corporation	10.1%
2.	Enbridge Inc.	7.5%
3.	TransCanada Corporation	7.4%
4.	ONEOK, Inc.	5.7%
5.	The Williams Companies, Inc.	5.4%
6.	Kinder Morgan, Inc.	5.2%
7.	Cheniere Energy, Inc.	4.9%
8.	Plains GP Holdings, L.P.	4.0%
9.	Targa Resources Corp.	3.8%
10.	Enterprise Products Partners L.P.	3.6%

Targeted investment characteristics

The portfolio’s targeted investments will generally have the following characteristics:

●

Strategic essential energy infrastructure assets – Companies that operate critical assets that connect sources of energy supply to areas of energy demand. These businesses are essential to economic productivity and have experienced relatively inelastic demand.

●	Long-lived assets – Companies that operate tangible assets with prospects for long economic useful lives (generally 20 years or more).
●

History of predictable, recurring revenues – Companies with stable and predictable revenue streams, often linked to areas experiencing demographic growth and with historically low commodity price risk.

●	Total-return potential through growth and current income – Companies that generate a current cash return at the time of investment with dividend or distribution growth potential.
●	Stable operating structures – Companies with relatively low maintenance expenditures and economies of scale.
●	High barriers to entry – Companies with operating assets that are difficult to replicate due to regulation, natural monopolies, availability of land or high costs of new development.
●

Experienced management teams – Companies with management teams possessing successful track records and who have substantial knowledge, experience and focus in their particular segments of the energy infrastructure industry.

Value of $10,000 vs. S&P 500® Index
Since inception on April 30, 2014 through May 31, 2016

This chart illustrates the performance of a hypothetical $10,000 investment made on April 30, 2014, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the portfolio’s distributions or the redemption of portfolio shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for the portfolio and dividends for the index.

The performance data quoted above represents past performance since inception on April 30, 2014 through May 31, 2016. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise Capital Advisors	5

Key asset performance drivers

Top five contributors	Company type	Performance driver
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Improved cash flows after contract restructuring and improved natural gas liquids (NGLs) outlook
Spectra Energy Corporation	Midstream natural gas/natural gas liquids pipeline company	Increased Northeast natural gas production supported infrastructure buildout and strong three-year outlook
TransCanada Corporation	Midstream natural gas/natural gas liquids pipeline company	Steady cash flows from fee-based contracts and announced purchase of Columbia Pipeline Group, Inc.
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Announced acquisition by TransCanada Corporation
Enbridge Inc.	Midstream crude oil pipeline company	Steady cash flow and strong dividend growth supported by midstream growth projects

Bottom five detractors	Company type	Performance driver
The Williams Companies, Inc.	Midstream gathering and processing company	Concerns regarding proforma Energy Transfer Equity, L.P. leverage resulting from pending acquisition by Energy Transfer Equity, L.P., and Chesapeake counterparty risk
Cheniere Energy, Inc.	Midstream natural gas/natural gas liquids pipeline company	Decline in global liquefied natural gas (LNG) prices decreased the U.S. LNG export arbitrage
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Dividend cut in December to preserve credit rating
Markwest Energy Partners, L.P.	Midstream gathering and processing MLP	Reduced growth rate following MPLX acquisition
Energy Transfer Equity, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Concern regarding higher leverage resulting from pending acquisition of The Williams Companies, Inc. and management change

Total returns (as of May 31, 2016)

Ticker	Class	6 months	1 year	Since inception(1)	Gross expense ratio
TVPTX	Class II	6.64%	-25.06%	-13.13%	9.12%
S&P 500® Index(2)		1.93%	1.72%	7.55%	—
TNAPT(3)		9.96%	-16.22%	-6.64%	—

(1)	Reflects period from fund inception on 4/30/2014 through 5/31/2016.
(2)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(3)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of pipeline companies headquarted in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Tortoise VIP MLP & Pipeline Portfolio

Variable investment options are subject to market risk, including loss of principal, and are suitable for long-term investing, particularly for retirement. An investment in a portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There are charges and expenses associated with annuities and variable life insurance products, including mortality and expense risk charges, administrative fees, expenses for optional riders and deferred sales charges for early withdrawals. Withdrawals before age 59 1/2 may be subject to a 10 percent IRS penalty.

Investing involves risk. Principal loss is possible. This portfolio is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified portfolio. Therefore, the portfolio is more exposed to individual stock volatility than a diversified portfolio. Investing in specific sectors such as energy infrastructure may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with companies owning and/or operating pipelines and complementary assets, as well as Master Limited Partnerships (MLPs), MLP affiliates, capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks. The tax benefits received by an investor investing in the portfolio differs from that of a direct investment in an MLP by an investor. The value of the portfolio’s investment in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the portfolio which could result in a reduction of the portfolio’s value. Investments in foreign issuers involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The portfolio invests in small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The portfolio may also write call options which may limit the portfolio’s ability to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the portfolio.

Portfolio holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

(unaudited)

Tortoise Capital Advisors	7

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, reinvested dividends, or other distributions, and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2015 – May 31, 2016).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	(12/01/2015 to
	(12/01/2015)	(05/31/2016)	05/31/2016)
Class II Actual(2)	$1,000.00	$1,066.40	$7.75
Class II Hypothetical
(5% annual return	$1,000.00	$1,017.50	$7.57
before expenses)

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2016 of 6.64%.

(unaudited)

8	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Schedule of Investments (unaudited)
May 31, 2016

	Shares	Fair Value
Common Stock — 74.0%(1)
Canadian Crude Oil Pipelines — 13.3%(1)
Enbridge Inc.	7,510	$299,574
Inter Pipeline Ltd.	6,306	128,154
Pembina Pipeline Corporation	3,844	112,768
		540,496
Canadian Natural Gas/Natural Gas Liquids Pipelines — 9.1%(1)
Keyera Corp.	2,421	72,223
TransCanada Corporation	7,154	296,605
		368,828
Mexican Natural Gas/Natural Gas Liquids Pipelines — 0.5%(1)
Infraestructura Energetica Nova,
S.A.B de C.V.	5,348	21,208
United States Crude Oil Pipelines — 6.4%(1)
Plains GP Holdings, L.P.	16,902	158,710
SemGroup Corp.	3,136	99,693
		258,403
United States Local Distribution Company — 3.0%(1)
NiSource Inc.	5,071	120,994
United States Natural Gas Gathering/Processing — 10.7%(1)
EnLink Midstream, LLC	4,238	66,409
Targa Resources Corp.	3,495	149,691
The Williams Companies, Inc.	9,805	217,279
		433,379
United States Natural Gas/Natural Gas Liquids Pipelines — 30.3%(1)
Cheniere Energy, Inc.(2)	6,043	194,162
Columbia Pipeline Group, Inc.	5,160	131,786
Kinder Morgan, Inc.	11,496	207,848
National Fuel Gas Company	1,117	61,435
ONEOK, Inc.	5,296	229,052
Spectra Energy Corporation	12,655	403,188
		1,227,471
United States Refined Product Pipelines — 0.7%(1)
VTTI Energy Partners LP	1,501	30,470
Total Common Stock
(Cost $2,869,399)		3,001,249
Master Limited Partnerships — 24.4%(1)
United States Crude Oil Pipelines — 6.2%(1)
Genesis Energy, L.P.	769	28,968
Plains All American Pipeline, L.P.	2,684	62,081
Shell Midstream Partners, L.P.	1,841	62,134
Sunoco Logistics Partners L.P.	2,159	59,265
Tesoro Logistics LP	815	40,057
		252,505
United States Natural Gas Gathering/Processing — 4.2%(1)
Antero Midstream Partners LP	577	14,194
MPLX LP	2,871	91,585
Rice Midstream Partners LP	369	6,749
Western Gas Equity Partners, LP	199	8,368
Western Gas Partners, LP	1,017	50,677
		171,573
United States Natural Gas/Natural Gas Liquids Pipelines — 7.8%(1)
Columbia Pipeline Partners LP	671	9,884
Energy Transfer Equity, L.P.	4,918	62,163
Energy Transfer Partners, L.P.	555	20,124
Enterprise Products Partners L.P.	5,174	143,630
EQT GP Holdings LP	390	10,179
EQT Midstream Partners LP	499	37,610
ONEOK Partners, L.P.	261	9,905
Spectra Energy Partners, LP	220	9,887
Tallgrass Energy Partners, LP	229	10,365
		313,747
United States Refined Product Pipelines — 6.2%(1)
Buckeye Partners, L.P.	1,061	76,307
Magellan Midstream Partners, L.P.	1,415	99,121
Phillips 66 Partners LP	565	31,035
Valero Energy Partners LP	943	43,633
		250,096
Total Master Limited Partnerships
(Cost $972,822)		987,921
Short-Term Investment — 4.1%(1)
United States Investment Company — 4.1%(1)
Invesco Liquid Assets Portfolio, Institutional Class, 0.44%(3)
(Cost $164,831)	164,831	164,831
Total Investments — 102.5%(1)
(Cost $4,007,052)		4,154,001
Liabilities in Excess of Other Assets, Net — (2.5)%(1)		(101,514)
Total Net Assets — 100.0%(1)		$4,052,487

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2016.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	9

Statement of Assets & Liabilities (unaudited)
May 31, 2016

Assets:
Investments, at fair value (cost $4,007,052)	$4,154,001
Dividends receivable	7,795
Receivable for Adviser expense reimbursement	13,833
Prepaid expenses	749
Total assets	4,176,378
Liabilities:
Payable to Adviser	2,667
Payable for investment securities purchased	85,079
Payable for capital shares redeemed	400
Payable for fund administration & accounting fees	11,031
Payable for compliance fees	1,669
Payable for custody fees	1,075
Payable for transfer agent fees & expenses	2,703
Payable to trustees	466
Accrued expenses	17,391
Accrued distribution & shareholder service fees	1,410
Total liabilities	123,891
Net Assets	$4,052,487
Net Assets Consist of:
Capital Stock	$4,856,955
Undistributed net investment income	70,518
Accumulated net realized loss on investments	(1,021,883)
Net unrealized appreciation of investments and translations of foreign currency	146,897
Net Assets	$4,052,487

Class II
Net Assets	$4,052,487
Shares issued and outstanding(1)	548,123
Net asset value, redemption price and offering price per share	$7.39

(1)	Unlimited shares authorized

See accompanying Notes to Financial Statements.

10	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Statement of Operations (unaudited)
For the Six Months Ended May 31, 2016

Investment Income:
Dividends and distributions from common stock	$54,918
Distributions from master limited partnerships	21,955
Less: return of capital on distributions	(28,606)
Less: foreign taxes withheld	(2,133)
Net dividends and distributions from investments	46,134
Dividends from money market mutual funds	216
Total investment income	46,350
Expenses:
Fund administration & accounting fees (See Note 5)	33,930
Audit & tax fees	17,373
Advisory fees (See Note 5)	10,851
Transfer agent fees & expenses (See Note 5)	7,848
Legal fees	5,472
Trustee fees (See Note 5)	4,938
Compliance fees (See Note 5)	4,920
Custody fees (See Note 5)	4,860
Shareholder communication fees	4,197
Other	3,453
Registration fees	87
Distribution and shareholder service fees
Class II (See Note 6)	5,106
Total expenses before reimbursement	103,035
Less: expense reimbursement by Adviser	(83,887)
Net expenses	19,148
Net Investment Income	27,202
Realized and Unrealized Gain (Loss) on Investments and Translations of Foreign Currency:
Net realized loss on investments, including foreign currency gain (loss)	(662,519)
Net change in unrealized-appreciation of investments and translations of foreign currency	934,612
Net Realized and Unrealized Gain on Investments	272,093
Net Increase in Net Assets Resulting from Operations	$299,295

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	11

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31, 2016	November 30, 2015
	(unaudited)
Operations
Net investment income	$27,202	$32,354
Net realized loss on investments, including foreign currency gain (loss)	(662,519)	(330,358)
Net change in unrealized appreciation (depreciation) of investments
and translations of foreign currency	934,612	(733,420)
Net increase (decrease) in net assets resulting from operations	299,295	(1,031,424)
Capital Share Transactions
Class II:
Proceeds from shares sold	2,400,620	4,196,122
Proceeds from reinvestment of distributions	—	19,031
Payments for shares redeemed	(787,854)	(2,447,914)
Net increase in net assets resulting from capital share transactions	1,612,766	1,767,239
Distributions to Shareholders
Class II:
From net investment income	—	(6,585)
From net realized gains	—	(12,764)
Total distributions to shareholders	—	(19,349)
Total Increase in Net Assets	1,912,061	716,466
Net Assets
Beginning of period	2,140,426	1,423,960
End of period (including undistributed net investment income of $70,518 and $43,316, respectively)	$4,052,487	$2,140,426
Transactions in Shares
Shares sold	370,244	440,745
Shares issued to holders in reinvestment of dividends	—	2,711
Shares redeemed	(131,167)	(272,792)
Net increase	239,077	170,664

See accompanying Notes to Financial Statements.

12	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Financial Highlights
Class II

	Six Months Ended May 31, 2016	Year Ended November 30, 2015	Period from April 30, 2014(1) to November 30, 2014
	(unaudited)
Per Common Share Data(2)
Net asset value, beginning of period	$6.93	$10.29	$10.00
Investment operations:
Net investment income(3)	0.07	0.09	0.02
Net realized and unrealized gain (loss) on investments and
translations of foreign currency(3)	0.39	(3.39)	0.27
Total from investment operations	0.46	(3.30)	0.29
Less distributions from:
Net investment income	—	(0.02)	—
Net realized gains	—	(0.04)	—
Total distributions	—	(0.06)	—
Net asset value, end of period	$7.39	$6.93	$10.29

Total Return(4)	6.64%	(32.04)%	2.90%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$4,052	$2,140	$1,424
Ratio of expenses to average net assets:
Before expense reimbursement(5)	8.07%	9.11%	23.43%
After expense reimbursement(5)	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement(5)	(4.44)%	(6.18)%	(21.32)%
After expense reimbursement(5)	2.13%	1.43%	0.61%
Portfolio turnover rate(4)	32%	120%	64%

(1)	Inception date of the Fund.
(2)	For a Class II Share outstanding for the entire period.
(3)	The per common share data for the period from April 30, 2014 to November 30, 2014 does not reflect the change in estimate of investment income and return of capital.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	13

Notes to Financial Statements (unaudited)
May 31, 2016

1. Organization

Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) is a non-diversified series of Managed Portfolio Series (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the Fund is total return. The Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The Fund commenced operations on April 30, 2014. The Fund currently offers two classes of shares: Class I and Class II. As of May 31, 2016, Class I shares were not yet available. The Fund’s shares are currently offered only to separate accounts funding variable annuity and variable life insurance contracts.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes — The Fund intends to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required. As of May 31, 2016, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Distributions received from the Fund’s investments generally are comprised of ordinary income and return of capital. The Fund allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Class II shares. Shareholder service fees are expensed at 0.15% of average daily net assets of Class II shares. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2016, the Fund did not hold any illiquid securities.

14	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

3. Securities Valuation

The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of May 31, 2016:

Description	Level 1	Level 2	Level 3	Total
Common stock	$3,001,249	$—	$—	$3,001,249
Master limited partnerships	987,921	—	—	987,921
Short-term investment	164,831	—	—	164,831
Total investments in securities	$4,154,001	$—	$—	$4,154,001

Refer to the Fund’s Schedule of Investments for additional industry information. The Fund utilizes the end of reporting period method for determining transfers between levels. During the period ended May 31, 2016, Rice Midstream Partners LP common units held by the Fund in the amount of $6,749 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP. There were no other transfers between levels for the Fund during the period ended May 31, 2016. The Fund did not invest in any Level 3 investments.

Tortoise Capital Advisors	15

Notes to Financial Statements (unaudited) (continued)

4. Concentration Risk

The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

5. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.50% of the average daily net assets of the Fund’s Class II shares. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board. Waived fees and reimbursed expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
11/30/2017	$112,793
11/30/2018	172,413
11/30/2019	83,887

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator. A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the period ended May 31, 2016 are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. A Trustee of the Trust is an interested person of the Distributor.

6. Distribution & Shareholder Servicing Fees

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class II only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the Class II average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. For the period ended May 31, 2016, Class II incurred expenses of $3,191 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.15% of the average daily net assets of Class II. Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators that have entered into service agreements with the Adviser for services provided to shareholders of the Fund. The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request. For the period ended May 31, 2016, Class II incurred shareholder servicing fees of $1,915 under the Agreement.

16	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Notes to Financial Statements (unaudited) (continued)

7. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Fund for the period ended May 31, 2016 were as follows:

	Purchases	Sales
Other	$2,515,715	$863,936

8. Federal Tax Information

As of November 30, 2015, the components of accumulated losses on a tax basis were as follows:

Cost of investments	$3,214,341
Gross unrealized appreciation	—
Gross unrealized depreciation	(1,079,236)
Net unrealized depreciation	(1,079,236)
Undistributed ordinary income	41,405
Undistributed long-term capital gain	—
Total distributable earnings	41,405
Other accumulated losses	(65,932)
Total accumulated losses	$(1,103,763)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments.

As of November 30, 2015, the Fund had a short-term capital loss carryforward of $46,033 and a long-term capital loss carryforward of $19,899 which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

As of May 31, 2016, the cost basis for investments for federal income tax purposes was as follows:

Cost of investments	$4,055,556
Gross unrealized appreciation	272,350
Gross unrealized depreciation	(173,905)
Net unrealized appreciation	$98,445

During the period ended May 31, 2016, the Fund paid no distributions to shareholders.

During the year ended November 30, 2015, the Fund paid the following distributions to shareholders:

Ordinary income*	$19,349
Long-term capital gains	—
Total distributions	$19,349

* For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

9. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2016, Jefferson National Life Insurance Company, for the benefit of its customers, owned 99.1% of the outstanding shares of the Fund.

Tortoise Capital Advisors	17

Additional Information (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 16-17, 2016, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise VIP MLP & Pipeline Portfolio (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at a meeting held on January 7, 2016, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Trust with respect to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the proposed advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other financial benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to the Fund, continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to the Fund, noting that such services include, but are not limited to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. The Trustees considered Tortoise’s strong capitalization, its significant amount of assets under management, and its affiliation with Montage Investments, LLC (“Montage”), an SEC-registered investment adviser which, through itself and its numerous advisory subsidiaries, oversees approximately $20 billion in assets under management. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Fund, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, the Trustees reviewed the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, the Fund’s respective peer funds according to Morningstar classifications, and the Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. While the Trustees considered both short-term and longer-term performance of the Fund, they placed greater emphasis on longer term performance. When reviewing the Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted the Fund’s broad-based securities benchmark does not resemble the Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector. The Trustees noted the Fund’s performance with regard to its Morningstar peer group was in the sixty-third percentile for the one-year period ended December 31, 2015. The Trustees further noted the Fund had significantly underperformed the benchmark for the one-year and since inception periods ended December 31, 2015. The Trustees also observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods. In reviewing the Fund’s performance, the Trustees took into account additional information provided by Tortoise throughout the course of the year describing the energy market conditions that contributed to the Fund’s significant underperformance compared to the broad U.S. equity markets.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that the Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to the Fund during the 12 month period ended June 30, 2015. In that regard, the Trustees noted Tortoise and its affiliates subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund in excess of Rule 12b-1 fees paid by the Fund. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Fund, may be higher, lower, or approximately equal to the advisory fee for the Fund (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Fund in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Fund’s higher fee. The Trustees also noted Tortoise had contractually agreed to reduce its management fees and, if necessary,

18	Tortoise Capital Advisors

2016 Semi-Annual Report | May 31, 2016

Additional Information (unaudited) (continued)

reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees concluded that Tortoise’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category. The Trustees noted that the Fund’s management fee was significantly lower than the average and median management fees of funds comprising the benchmark category. After the Fund’s fee waivers and expense reimbursements, the total expenses of the Fund’s Class II shares were slightly higher than the average and median total expenses of funds comprising the benchmark category. The Trustees further noted the Fund is marketed solely to variable life and variable annuity clients, which generally have higher expense structures than traditional open-end funds due to the servicing fees that must be paid to the sponsoring insurer, and that the benchmark categories do not necessarily represent these additional expenses.

The Trustees also considered the average net assets of the funds comprising the Fund’s benchmark category was significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to the Fund continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fees for the Fund do not contain breakpoints. The Trustees also noted the assets in the Fund remained quite low. The Trustees considered that because of Tortoise’s contractual obligations to reduce its advisory fee and, if necessary, reimburse the Fund for operating expenses above a specified cap, as described in the Fund’s prospectus, Tortoise continues to waive advisory fees and reimburse expenses for the Fund. The Trustees also noted the significant additional services that Tortoise provides to the Fund, including investor relations activities, press releases, coordination with the Fund’s principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Fund’s website. Finally, the Trustees noted the distribution and marketing support activities that Tortoise pays for from its own profits, including coordinating with and paying Montage for the development, creation, updating and dissemination of marketing materials. The Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for the Fund as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect financial benefits that could be realized by the Adviser and its affiliates from its relationship with the Fund. The Trustees noted Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that affiliated brokers are not used to execute the Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid to Tortoise and its affiliates as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Tortoise and its affiliates incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material financial benefits from services rendered to the Fund.

Availability of Fund Portfolio Information
The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information
A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2015 is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

Privacy Notice
The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/ educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise Capital Advisors	19

Contacts

Board of Trustees

David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser

Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, KS 66211

Investment Committee

Kevin Birzer, CFA
Zach Hamel, CFA
Ken Malvey, CFA
Terry Matlack, CFA
Brian Kessens, CFA
James Mick, CFA
Matt Sallee, CFA
Rob Thummel

Adviser Marketing Support

Montage Investments, LLC
4200 West 115th Street, Suite 240
Leawood, KS 66211

Independent Registered Public
Accounting Firm

Ernst & Young LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
and Fund Administrator

U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor

Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel

Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
PO Box 9729
Portland, ME 04104

855-TCA-FUND
(855-822-3863)

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the first and second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James R. Arnold
James R. Arnold, President

Date	August 3, 2016

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date	August 3, 2016

* Print the name and title of each signing officer under his or her signature.